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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                           ___________


                             FORM 8-K


                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 24, 1995


                       BANC ONE CORPORATION
        (Exact Name of Registrant as Specified in Charter)


                               Ohio
          (State or Other Jurisdiction of Incorporation)


          1-8552                             31-0738296
     (Commission File Number)                (IRS Employer Identification No.)


           100 East Broad Street, Columbus, Ohio  43271
        (Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:  (614) 248-5944


                               N/A
  (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events.

On July 24, 1995, BANC ONE CORPORATION ("BANC ONE") announced that it has advised the Board of Directors of the Bank of Boston Corporation that the $45 per share offer made on July 21, 1995 has been withdrawn. A copy of BANC ONE's press release announcing the withdrawal of the offer (which press release erroneously refers to the date of the offer as July 24, 1995, rather than July 21, 1995) is incorporated herein by reference and is filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1   BANC ONE CORPORATION Press Release dated July 24, 1995.


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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE CORPORATION
                                   (Registrant)


Date:  July 24, 1995                     By:  /S/ GEORGE R.L. MEILING
                                         George R. L. Meiling
                                         Treasurer

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